Supplement dated July 20, 2017
 to the Prospectus dated July 17, 2017

This Supplement updates certain information in the Prospectus for the Penn Capital Micro Cap Equity Fund and the Penn Capital Small Cap Value Equity Fund (the "Funds"), series of the PENN Capital Funds Trust. You may obtain copies of the Funds' Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1-844-302-PENN or at www.penncapitalfunds.com.

The Penn Capital Micro Cap Equity Fund and the Penn Capital Small Cap Value Equity Fund have not commenced operations and shares of the funds are currently not available for purchase.